Exhibit 10.1
PNC Bank, National Association
1900 East Ninth Street
8th Floor
Cleveland, Ohio 44144

July 27, 2022

Big Lots, Stores, LLC, as Borrowing Agent
4900 E. Dublin Granville Road
Columbus, Ohio 43081
Attention: Jonathan Ramsden, EVP, Chief Financial & Administrative Officer

Re:     Credit Facility provided to Big Lots Stores, LLC, an Ohio limited liability company ("BLS"), Big Lots, Inc., an Ohio corporation (the "Parent") (BLS, Parent and the Designated Borrowers (as defined in the Credit Agreement, as defined below) from time to time party to the Credit Agreement are each a "Borrower" and collectively, the "Borrowers"), each of the Guarantors (as listed on the signature pages hereto) (collectively, the "Guarantors", and together with the Borrowers, collectively, the "Loan Parties"), PNC Bank, National Association ("PNC Bank"), various other financial institutions from time to time (PNC Bank and such other financial institutions are each a "Bank" and collectively, the "Banks"), and PNC Bank, as administrative agent for the Banks (in such capacity, the "Administrative Agent") (the "Credit Facility").

Dear Mr. Ramsden:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of September 22, 2021, by and among the Borrowers, the Guarantors party thereto, the Banks party thereto and the Administrative Agent, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2021, by and among the Borrowers, the Guarantors party thereto, the Banks party thereto and the Administrative Agent (as amended through the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 8.2.16 [Minimum Fixed Charge Coverage Ratio] of the Credit Agreement, the Loan Parties agreed to maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00, calculated as of the end of each fiscal quarter, in each case for the four (4) fiscal quarters then ended ("Minimum Fixed Charge Coverage Ratio"). The Loan Parties have requested that the Administrative Agent and the Banks suspend the testing of this Minimum Fixed Charge Coverage Ratio for the fiscal quarter period ending July 30, 2022 (the "July Minimum Fixed Charge Coverage Ratio Test").

Please be advised that the Administrative Agent and Banks hereby consent to the suspension of the July Minimum Fixed Charge Coverage Ratio Test; provided, however, that such consent is given subject to the satisfaction of the Conditions (as defined below) on or before the date hereof.

In connection with such request, each Loan Party hereby covenants and agrees to either (a) duly execute and deliver an amendment to the existing Credit Agreement or (b) enter into a new credit facility to replace the existing Credit Agreement, in each case, on terms mutually agreeable among the Loan Parties, the Administrative Agent and the Banks no later than October 28, 2022 (as such time period may be extended by the Administrative Agent in its commercially reasonable discretion, the "Amendment or Replacement Date"); provided that, for the avoidance of doubt, the Loan Parties shall not be obligated to enter into any such amendment or new credit facility (subject to the Event of Default contemplated by the next paragraph).

Each Loan Party acknowledges that this letter is hereby deemed to be a “Loan Document” under the Credit Agreement and failure to comply with the terms of this letter by the Amendment or Replacement Date shall at the Administrative Agent’s discretion, or upon the request of the Required Banks, constitute an immediate Event of Default under the Credit Agreement.

As used herein, "Conditions" shall mean the performance and/or delivery, in form and substance reasonably satisfactory to the Administrative Agent, of the following items:

(a) this letter, duly executed by the Loan Parties;

(b) payment of all fees and expenses owed to the Administrative Agent and its counsel and the Banks in connection herewith; and

(c) any other such documents, instruments or evidence as may be reasonably requested by the Administrative Agent, if any.

The consents and agreements contained herein shall be limited to the specific consents and agreements made herein. Except as set forth herein, the Administrative Agent and the Banks hereby expressly reserve all rights, remedies, powers and privileges they have or may have under the Credit Agreement, any of the Loan Documents, and applicable law or equity.

This letter shall be deemed to be a contract under the Laws of the State of Ohio without regard to its conflict of laws principles.

This letter constitutes an accommodation to the Loan Parties and the agreements contained herein shall be limited to the specific agreements made herein. Except as otherwise modified herein, all other terms and conditions of the Credit Agreement and the Loan Documents continue in full force and effect and are unmodified by this letter.

This letter may be executed in multiple counterparts and delivered by facsimile, e-mail or portable document format (.pdf) transmission, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The delivery of a manually executed original counterpart signature page to this letter by fax or by electronic delivery in .pdf or similar format will be sufficient to bind the parties to the terms and conditions of this letter without the need for delivery of a manually executed original counterpart signature page.

[SIGNATURE PAGES FOLLOW]

If the foregoing terms and conditions are acceptable to you, please indicate your acceptance by signing in the spaces indicated below. This letter agreement shall constitute a rider to and form a part of the Credit Agreement, as the same may be amended, modified or supplemented from time to time.

PNC Bank, National Association, as
Administrative Agent and as a Lender

By:	/s/ Anthony Irwin
Name:	Anthony Irwin
Title:	Vice President

Acknowledged and accepted as of this
27th day of July, 2022.

BORROWERS:

ATTEST: By: /s/ Steven J. Hutkai Name: Steven J. Hutkai Title: VP, Tax & Treasurer	BIG LOTS STORES, LLC. By: /s/ Jonathan E. Ramsden Name: Jonathan E. Ramsden Title: EVP, Chief Financial & Administrative Officer
ATTEST: By: /s/ Steven J. Hutkai Name: Steven J. Hutkai Title: VP, Tax & Treasurer	BIG LOTS, INC. By: /s/ Jonathan E. Ramsden Name: Jonathan E. Ramsden Title: EVP, Chief Financial & Administrative Officer
ATTEST: By: /s/ Steven J. Hutkai Name: Steven J. Hutkai Title: VP, Tax & Treasurer
GUARANTORS:

AVDC, LLC
Big Lots eCommerce LLC
BIG LOTS F&S, LLC
CLOSEOUT DISTRIBUTION, LLC
BIG LOTS STORES – CSR, LLC
CSC DISTRIBUTION, LLC
DURANT DC, LLC
GREAT BASIN LLC
BIG LOTS STORES – PNS, LLC
BIG LOTS MANAGEMENT, LLC
BROYHILL, LLC
PAFDC LLC
GAFDC LLC
CONSOLIDATED PROPERTY HOLDINGS, INC.
INFDC, LLC
WAFDC, LLC

By: /s/ Jonathan E. Ramsden
Name: Jonathan E. Ramsden
Title: EVP, Chief Financial &
         Administrative Officer

ADMINISTRATIVE AGENT AND BANKS:

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ Anthony Irwin
Name:	Anthony Irwin
Title:	Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Andre Hester
Name:	Andre Hester
Title:	Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Peter Hale
Name:	Peter Hale
Title:	Vice President

TRUIST BANK

By:	/s/ Tesha Winslow
Name:	Tesha Winslow
Title:	Director

THE HUNTINGTON NATIONAL BANK

By:	/s/ Phil Andresen
Name:	Phil Andresen
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Gregg Bush
Name:	Gregg Bush
Title:	Senior Vice President

MUFG BANK, LTD.

By:	/s/ Reema Sharma
Name:	Reema Sharma
Title:	Authorized Signatory

Capital One, National Association

By:	/s/ Benjamin Lucas
Name:	Benjamin Lucas
Title:	Duly Authorized Signatory

Citizens Bank, N.A.

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Senior Vice President

First Commonwealth Bank

By:	/s/ David Wright
Name:	David Wright
Title:	Corporate Banker

The Bank of Nova Scotia

By:	/s/ Todd Kennedy
Name:	Todd Kennedy
Title:	Managing Director

BOKF, NA

By:	/s/ Timberly Harding
Name:	Timberly Harding
Title:	Senior Vice President

Comerica Bank

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

Fifth Third Bank

By:	/s/ Todd S. Robinson
Name:	Todd S. Robinson
Title:	SVP